Concentrations of Credit Risk and Major Customers	6 Months Ended
Jun. 30, 2021
Risks and Uncertainties [Abstract]
CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Note 11 - CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Credit Risk

Financial instruments which potentially subject us to concentrations of credit risk consist principally of cash and trade accounts receivable. the Company place our cash with high credit quality financial institutions in Singapore, Hongkong and China. As of June 30, 2021 and December 31, 2020, we had $148,605 and $148,747 of cash balance held in China banks, respectively. China banks protect consumers against loss if their bank or thrift institution fails, and each of our bank accounts is insured up to RMB500,000 (approximately $77,000). As a result, cash held in China financial institutions of $22,040 and $69,219 are not insured as of June 30, 2021 and December 31, 2020. We have not experienced any losses in such accounts through June 30, 2021. Our cash position by geographic area was as follows:

Country:	June 30, 2021		December 31, 2020
Singapore	$278,340	60%	$244,646	37%
China (Hongkong)	34,065	8%	271,212	41%
China (Mainland)	148,605	32%	148,747	22%
Total cash and cash equivalents	$461,010	100%	$664,605	100%

Almost all of our sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, we believe that the concentration of credit risk with respect to trade accounts receivable is limited due to generally short payment terms. We also perform ongoing credit evaluations of our customers to help further reduce potential credit risk.

Customers

For the six months ended June 30, 2021 and 2020, customers accounting for 10% or more of the Company’s revenues were as follows:

	For the Six Months Ended December 31,
Customers	2021	2020
A	-	100%

As of June 30, 2021 and December 31, 2020, the Company had no receivable balance from customers.